Exhibit 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-Jun-98      For the Monthly Period Ending:  31-May-98      Days in Interest Period (30/360)    30
Determined as of:      09-Jun-98      Monthly Period                         43      Days in Interest Period (Act/360)   31

           Beginning                 Total Trust          Investor Interest      Series 1994-C     Series 1995-A     Series 1995-B
           ---------                 -----------          -----------------      -------------     -------------     -------------
Pool Balance (Principal)          4,519,379,223.15
Finance Charges O/S                 122,318,007.35
Excess Funding Account                        0.00

Initial Invested Amount                                     4,310,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Invested Amount                                             3,910,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Class A Invested Amount                                                          423,000,000.00    357,200,000.00    357,200,000.00
Class B Invested Amount                                                           27,000,000.00     22,800,000.00     22,800,000.00

Principal Funding Account                                               0.00               0.00              0.00              0.00

Adjusted Invested Amount                                    3,910,000,000.00     450,000,000.00    380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                    423,000,000.00    357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                     27,000,000.00     22,800,000.00     22,800,000.00
Enhancement Invested Amount                                             0.00               0.00              0.00              0.00

Principal Allocation Pct                    100.00%                    86.52%              9.96%             8.41%             8.41%
Principal Collections               544,006,841.03            470,654,628.30      54,167,412.46     45,741,370.53     45,741,370.53

Floating Allocation Pct                     100.00%                    86.52%              9.96%             8.41%             8.41%
Finance Charge Collections           70,003,944.30             60,564.827.31       6,970,376.54      5,886,095.75      5,886,095.75
Defaulted Amount                     29,306,314.89             25,354,741.34       2,918,064.86      2,464,143.66      2,464,143.66

Interchange Collections               5,393,930.40              4,666,629.38         537,080.11        453,534.31        453,534.31
Servicer Interchange                                            4,072,916.67         468,750.00        395,833.33        395,833.33

Shared Principal Collections                                  496,009,369.64      57,085,477.32     48,205,514.19     48,205,514.19


           Beginning              Series 1996-A       Series 1997-1       Series 1997-2     Seller Interest
           ---------              -------------       -------------       -------------     ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount           500,000,000.00     1,700,000,000.00     900,000,000.00
Invested Amount                   500,000,000.00     1,300,000,000.00     900,000,000.00
Class A Invested Amount           465,000,000.00     1,300,000,000.00     900,000,000.00
Class B Invested Amount            35,000,000.00                 0.00               0.00

Principal Funding Account                   0.00                 0.00               0.00

Adjusted Invested Amount          500,000,000.00     1,300,000,000.00     900,000,000.00       609,379,223.15
Class A Adjusted Invested Amt     465,000,000.00     1,300,000,000.00     900,000,000.00                   NA
Class B Adjusted Invested Amt      35,000,000.00                 0.00               0.00                   NA
Enhancement Invested Amount                 0.00                 0.00               0.00                   NA

Principal Allocation Pct                   11.06%               28.77%             19.91%               13.48%
Principal Collections              60,186,013.85       156,483,636.01     108,334,824.93        73,352,212.73

Floating Allocation Pct                    11.06%               28.77%             19.91%               13.48%
Finance Charge Collections          7,744,862.83        20,136,643.35      13,940,753.09         9,439,116.99
Defaulted Amount                    3,242,294.29         8,429,965.15       5,836,129.72         3,951,573.55

Interchange Collections               596,755.68         1,551,564.76       1,074,160.22
Servicer Interchange                  520,833.33         1,354,166.67         937,500.00

Shared Principal Collections       63,428,308.14       164,913,601.16     114,170,954.65

           Ending                 Total Trust            Investor Interest       Series 1994-C     Series 1995-A      Series 1995-B
           ------                 -----------            -----------------       -------------     -------------      -------------
Pool Balance (Principal)          4,445,944,697.20
Finance Charges O/S                 125,339,830.72
Excess Funding Account                        0.00

Initial Invested Amount                                   4,310,000,000.00       450,000,000.00    380,000,000.00   380,000,000.00
Invested Amount                                           3,910,000,000.00       450,000,000.00    380,000,000.00   380,000,000.00
Class A Invested Amount                                                          423,000,000.00    357,200,000.00   357,200,000.00
Class B Invested Amount                                                           27,000,000.00     22,800,000.00    22,800,000.00

Principal Funding Account                                             0.00                 0.00              0.00             0.00

Adjusted Invested Amount                                  3,910,000,000.00       450,000,000.00    380,000,000.00   380,000,000.00
Class A Adjusted Invested Amt                                                    423,000,000.00    357,200,000.00   357,200,000.00
Class B Adjusted Invested Amt                                                     27,000,000.00     22,800,000.00    22,800,000.00
Enhancement Invested Amount                                           0.00                 0.00              0.00             0.00

Principal Allocation Pct                    100.00%                  87.95%               10.12%             8.55%            8.55%
Floating Allocation Pct                     100.00%                  87.95%               10.12%             8.55%            8.55%


           Beginning                 Series 1996-A        Series 1997-1        Series 1997-2      Seller Interest
           ---------                 -------------        -------------        -------------      ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount              500,000,000.00     1,700,000,000.00       900,000,000.00
Invested Amount                      500,000,000.00     1,300,000,000.00       900,000,000.00
Class A Invested Amount              465,000,000.00     1,300,000,000.00       900,000,000.00
Class B Invested Amount               35,000,000.00                 0.00                 0.00

Principal Funding Account                      0.00                 0.00                 0.00

Adjusted Invested Amount             500,000,000.00     1,300,000,000.00       900,000,000.00       535,944,697.20
Class A Adjusted Invested Amt        465,000,000.00     1,300,000,000.00       900,000,000.00                   NA
Class B Adjusted Invested Amt         35,000,000.00                 0.00                 0.00                   NA
Enhancement Invested Amount                    0.00                 0.00                 0.00                   NA

Principal Allocation Pct                      11.25%               29.24%               20.24%               12.05%
Floating Allocation Pct                       11.25%               29.24%               20.24%               12.05%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-Jun-98      For the Monthly Period Ending:  31-May-98      Days in Interest Period (30/360)    30
Determined as of:      09-Jun-98      Monthly Period                         43      Days in Interest Period (Act/360)   31

                                                               Gross Balances of
Minimum Balance Requirement                                    Accounts Delinquent:                  (%)              ($)
---------------------------                                    --------------------                  ---              ----
Trust Initial Invested Amount               4,310,000,000.00
Trust PFA                                               0.00   30 - 59 days                          1.97%         90,274,059.47
Ending Portfolio Principal Balance          4,445,944,697.20   60 - 89 days                          1.50%         68,608,649.95
                                                               90 days +                             3.33%        152,139,753.51
Beginning Excess Funding Acct Bal                       0.00   Total 30 days +                       6.80%        311,022,462.93
Required Excess Funding Account Deposit                 0.00
Excess Funding Account Withdrawal                       0.00

Seller's Participation Amt (w/o EFA)          535,944,697.20   Gross Credit Losses                   8.78%         33,056,392.13
Required Seller's Interest                    311,216,128.80   Net Credit Losses                     7.78%         29,306,314.89
Required Excess Funding Account Balance                 0.00   Discount Option Receivables                                     0
Seller's Participation Amount                 535,944,697.20   Discount Percentage                                          0.00%
                                                               Finance Charge Billed - pool                        60,643,494.90
Fraud Losses reassigned to the Seller                   0.00   Fees Billed - pool                                  11,554,130.12
                                                               Interest Earned on Collection Account                2,781,808.07
                                                               Required Principal Balance                       4,310,000,000.00
                                                               EFA + Receivables + PFA                          4,445,944,697.20

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1994-C

Distribution Date of:                                                 15-Jun-98
Determined as of:                                                     09-Jun-98
For the Monthly Period Ending:                                        31-May-98
Days in Interest Period (30/360)                                             30
Days in Interest Period (Actual/360)                                         31

                                                                   Beginning                   Ending                  Change
                                                                   ---------                  -------                  ------
Pool Balance (Principal)                                       4,519,379,223.15         4,445,944,697.20          (73,434,525.95)
Excess Funding Account                                                     0.00                     0.00                    0.00

Invested Amount                                                  450,000,000.00           450,000,000.00                    0.00
Class A Invested Amount                                          423,000,000.00           423,000,000.00                    0.00
Class B Invested Amount                                           27,000,000.00            27,000,000.00                    0.00

Principal Funding Account                                                  0.00                     0.00                    0.00

Adjusted Invested Amount                                         450,000,000.00           450,000,000.00                    0.00
Class A Adjusted Invested Amount                                 423,000,000.00           423,000,000.00                    0.00
Class B Adjusted Invested Amount                                  27,000,000.00            27,000,000.00                    0.00
Enhancement Invested Amount                                                0.00                     0.00                    0.00

Reserve Account                                                            0.00                     0.00                    0.00

Available Cash Collateral Amount                                  45,000,000.00            45,000,000.00                    0.00
Available Shared Collateral Amount                                40,500,000.00            40,500,000.00                    0.00
Spread Account                                                    27,000,000.00            27,000,000.00                    0.00

Servicing Base Amount                                            450,000,000.00           450,000,000.00                    0.00


Allocation Percentages
----------------------
Floating Allocation Pct                                                    9.96%
Principal Allocation Pct                                                   9.96%
Class A Floating Pct                                                      94.00%
Class B Floating Pct                                                       6.00%
Class A Principal Pct                                                     94.00%
Class B Principal Pct                                                      6.00%


                                                                     Series
Allocations                                  Trust                   1994-C                 Class A                   Class B
-----------                                  -----                   ------                 -------                   -------
Principal Collections                    544,006,841.03           54,167,412.46            50,917,367.72            3,250,044.75

Finance Charge Collections                70,003,944.30            6,970,376.54             6,552,153.95              418,222.59
PFA Investment Proceeds                              NA                    0.00                     0.00                    0.00
Reserve Account Draw                                 NA                    0.00                     0.00                    0.00
                                                                   ------------             ------------              ----------
Available Funds                                                    6,970,376.54             6,552,153.95              418,222.59

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                 468,750.00               440,625.00               28,125.00
Monthly Interest                                                   2,929,500.00             2,749,500.00              180,000.00
Monthly Servicing Fee                                                281,250.00               264,375.00               16,875.00
Defaulted Amounts                         29,306,314.89            2,918,064.86             2,742,980.97              175,083.89
                                                                   ------------             ------------              ----------
                                                                   6,597,564.86             6,197,480.97              400,083.89

Excess Spread                                                        372,811.68               354,672.98               18,138.70
Required Amount                                                            0.00                     0.00                    0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                            20,343.75
Risk-Free Fee                                                                                   6,393.75
Interest on CCA Draw                                                                                0.00
Total Fees - Interest                                                                          26,737.50

------------------------------------
Quarterly Excess Spread Percentage                                         1.18%
Principal Payment Rate Calculation                                        12.08%
Calculated Current Month's Spread Account Cap                              6.00%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   6.00%
Beginning Cash Collateral Amount                                  45,000,000.00
Required Cash Collateral Amount                                   45,000,000.00
Cash Collateral Account Draw                                               0.00
Cash Collateral Account Surplus                                            0.00
Beginning Spread Account Balance                                  27,000,000.00
Required Spread Account Amount                                    27,000,000.00
Required Spread Account Draw                                               0.00
Required Spread Account Deposit                                            0.00
Spread Account Surplus                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                         0
Controlled Accumulation Amount                                   141,000,000.00
Required PFA Balance                                                       0.00
Beginning PFA Balance                                                      0.00
Controlled Deposit Amount                                                  0.00
Available Investor Principal Collections                          57,085,477.32
Principal Shortfall                                                        0.00
Shared Principal to Other Series                                  57,085,477.32
Shared Principal from Other Series                                         0.00
Class A Monthly Principal                                                  0.00
Class B Monthly Principal                                                  0.00
Monthly Principal                                                          0.00
PFA Deposit                                                                0.00
PFA Withdrawal                                                             0.00
Ending PFA Balance                                                         0.00
Principal to Investors                                                     0.00
Ending Class A Invested Amount                                   423,000,000.00
Ending Class B Invested Amount                                    27,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                      9.93%
Revolving Investor Interest                                    1,710,000,000.00
Class A Invested Amount                                          423,000,000.00
Available Principal                                              169,878,794.76
Class A Accumulation Period Length                                            3

Reserve Account
---------------
Available Reserve Account Amount                                           0.00
Covered Amount                                                             0.00
Reserve Draw Amount                                                        0.00
Portfolio Yield                                                           13.56%
Reserve Account Factor                                                    25.00%
Portfolio Adjusted Yield                                                   2.74%
Reserve Account Funding Period Length                                         2
Reserve Account Funding Date                                          15-Jul-98
Weighted Average Coupon                                                    7.81%
Required Reserve Account Amount                                            0.00
Reserve Account Surplus                                                    0.00
Required Reserve Account Deposit                                           0.00
Portfolio Yield - 3 month average                                         12.65%
Base Rate - 3 month average                                                9.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                          2.84%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1995-A

Distribution Date of:                                             15-Jun-98
Determined as of:                                                 09-Jun-98
For the Monthly Period Ending:                                    31-May-98
Days in Interest Period (30/360)                                         30
Days in Interest Period (Actual/360)                                     31

                                                               Beginning                 Ending                   Change
                                                               ---------                 ------                   ------
Pool Balance (Principal)                                   4,519,379,223.15         4,445,944,697.20          (73,434,525.95)
Excess Funding Account                                                 0.00                     0.00                    0.00

Invested Amount                                              380,000,000.00           380,000,000.00                    0.00
Class A Invested Amount                                      357,200,000.00           357,200,000.00                    0.00
Class B Invested Amount                                       22,800,000.00            22,800,000.00                    0.00

Principal Funding Account                                              0.00                     0.00                    0.00

Adjusted Invested Amount                                     380,000,000.00           380,000,000.00                    0.00
Class A Adjusted Invested Amount                             357,200,000.00           357,200,000.00                    0.00
Class B Adjusted Invested Amount                              22,800,000.00            22,800,000.00                    0.00
Enhancement Invested Amount                                            0.00                     0.00                    0.00

Reserve Account                                                        0.00                     0.00                    0.00

Available Cash Collateral Amount                              38,000,000.00            38,000,000.00                    0.00
Available Shared Collateral Amount                            34,200,000.00            34,200,000.00                    0.00
Spread Account                                                20,900,000.00            20,900,000.00                    0.00

Servicing Base Amount                                        380,000,000.00           380,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                8.41%
Principal Allocation Pct                                               8.41%
Class A Floating Pct                                                  94.00%
Class B Floating Pct                                                   6.00%
Class A Principal Pct                                                 94.00%
Class B Principal Pct                                                  6.00%


                                                                    Series
Allocations                                     Trust               1995-A                     Class A                 Class B
-----------                                     -----               -------                    -------                 -------
Principal Collections                     544,006,841.03           45,741,370.53            42,996,888.29            2,744,482.23

Finance Charge Collections                 70,003,944.30            5,886,095.75             5,532,930.00              353,165.74
PFA Investment Proceeds                               NA                    0.00                     0.00                    0.00
Reserve Account Draw                                  NA                    0.00                     0.00                    0.00
                                                                    ------------             ------------              ----------
Available Funds                                                     5,886,095.75             5,532,930.00              353,165.74

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                  395,833.33               372,083.33               23,750.00
Monthly Interest                                                    1,950,350.00             1,830,650.00              119,700.00
Monthly Servicing Fee                                                 237,500.00               223,250.00               14,250.00
Defaulted Amounts                          29,306,314.89            2,464,143.66             2,316,295.04              147,848.62
                                                                    ------------             ------------              ----------
                                                                    5,047,826.99             4,742,278.37              305,548.62

Excess Spread                                                         986,117.38               790,651.63              195,465.74
Required Amount                                                             0.00                     0.00                    0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                             11,452.78
Risk-Free Fee                                                                                    2,945.00
Interest on CCA Draw                                                                                 0.00
Monthly Cash Collateral Fee                                                                     14,397.78

-----------------------------------
Quarterly Excess Spread Percentage                                         2.87%
Principal Payment Rate Calculation                                        12.08%
Calculated Current Month's Spread Account Cap                              5.50%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   5.50%
Beginning Cash Collateral Amount                                  38,000,000.00
Required Cash Collateral Amount                                   38,000,000.00
Cash Collateral Account Draw                                               0.00
Cash Collateral Account Surplus                                            0.00
Beginning Spread Account Balance                                  20,900,000.00
Required Spread Account Amount                                    20,900,000.00
Required Spread Account Draw                                               0.00
Required Spread Account Deposit                                            0.00
Spread Account Surplus                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                         0
Controlled Accumulation Amount                                    59,533,333.33
Required PFA Balance                                                       0.00
Beginning PFA Balance                                                      0.00
Controlled Deposit Amount                                                  0.00
Available Investor Principal Collections                          48,205,514.19
Principal Shortfall                                                        0.00
Shared Principal to Other Series                                  48,205,514.19
Shared Principal from Other Series                                         0.00
Class A Monthly Principal                                                  0.00
Class B Monthly Principal                                                  0.00
Monthly Principal                                                          0.00
PFA Deposit                                                                0.00
PFA Withdrawal                                                             0.00
Ending PFA Balance                                                         0.00
Principal to Investors                                                     0.00
Ending Class A Invested Amount                                   357,200,000.00
Ending Class B Invested Amount                                    22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                      9.93%
Revolving Investor Interest                                      630,000,000.00
Class A Invested Amount                                          357,200,000.00
Available Principal                                               62,586,924.38
Class A Accumulation Period Length                                            6

Reserve Account
---------------
Available Reserve Account Amount                                           0.00
Covered Amount                                                             0.00
Reserve Draw Amount                                                        0.00
Portfolio Yield                                                           13.56%
Reserve Account Factor                                                    50.00%
Portfolio Adjusted Yield                                                   4.40%
Reserve Account Funding Period Length                                         3
Reserve Account Funding Date                                          15-Oct-99
Weighted Average Coupon                                                    6.16%
Required Reserve Account Amount                                            0.00
Reserve Account Surplus                                                    0.00
Required Reserve Account Deposit                                           0.00
Portfolio Yield - 3 month average                                         12.65%
Base Rate - 3 month average                                                8.16%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                          4.50%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY REPORT
Series 1995-B

Distribution Date of:                                                15-Jun-98
Determined as of:                                                    09-Jun-98
For the Monthly Period Ending:                                       31-May-98
Days in Interest Period (30/360)                                            30
Days in Interest Period (Actual/360)                                        31

                                                                  Beginning                   Ending                  Change
                                                                  ---------                   ------                  ------
Pool Balance (Principal)                                      4,519,379,223.15         4,445,944,697.20          (73,434,525.95)
Excess Funding Account                                                    0.00                     0.00                    0.00

Invested Amount                                                 380,000,000.00           380,000,000.00                    0.00
Class A Invested Amount                                         357,200,000.00           357,200,000.00                    0.00
Class B Invested Amount                                          22,800,000.00            22,800,000.00                    0.00

Principal Funding Account                                                 0.00                     0.00                    0.00

Adjusted Invested Amount                                        380,000,000.00           380,000,000.00                    0.00
Class A Adjusted Invested Amount                                357,200,000.00           357,200,000.00                    0.00
Class B Adjusted Invested Amount                                 22,800,000.00            22,800,000.00                    0.00
Enhancement Invested Amount                                               0.00                     0.00                    0.00

Reserve Account                                                           0.00                     0.00                    0.00

Available Cash Collateral Amount                                 38,000,000.00            38,000,000.00                    0.00
Available Shared Collateral Amount                               34,200,000.00            34,200,000.00                    0.00
Spread Account                                                   20,900,000.00            20,900,000.00                    0.00

Servicing Base Amount                                           380,000,000.00           380,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                   8.41%
Principal Allocation Pct                                                  8.41%
Class A Floating Pct                                                     94.00%
Class B Floating Pct                                                      6.00%
Class A Principal Pct                                                    94.00%
Class B Principal Pct                                                     6.00%


                                                                          Series
Allocations                                           Trust               1995-B                 Class A             Class B
-----------                                           -----               ------                 -------             -------
Principal Collections                           544,006,841.03           45,741,370.53        42,996,888.29        2,744,482.23

Finance Charge Collections                       70,003,944.30            5,886,095.75         5,532,930.00          353,165.74
PFA Investment Proceeds                                     NA                    0.00                 0.00                0.00
Reserve Account Draw                                        NA                    0.00                 0.00                0.00
                                                                          ------------         ------------          ----------
Available Funds                                                           5,886,095.75         5,532,930.00          353,165.74

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        395,833.33           372,083.33           23,750.00
Monthly Interest                                                          1,997,850.00         1,875,300.00          122,550.00
Monthly Servicing Fee                                                       237,500.00           223,250.00           14,250.00
Defaulted Amounts                                29,306,314.89            2,464,143.66         2,316,295.04          147,848.62
                                                                          ------------         ------------          ----------
                                                                          5,095,326.99         4,786,928.37          308,398.62

Excess Spread                                                               938,617.38           746,001.63          192,615.74
Required Amount                                                                   0.00                 0.00                0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                               10,160.25
Risk-Free Fee                                                                                      5,759.11
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                     11,747.22
                                                                                                  ----------
Monthly Cash Collateral Fee                                                                       27,666.59

Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                         2.72%
Principal Payment Rate Calculation                                                                        12.08%
Calculated Current Month's Spread Account Cap                                                              5.50%
Spread Account Cap Adjustment                                                                              0.00%
Applicable Spread Account Cap Percentage                                                                   5.50%
Beginning Cash Collateral Amount                                                                  38,000,000.00
Required Cash Collateral Amount                                                                   38,000,000.00
Cash Collateral Account Draw                                                                               0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Spread Account Balance                                                                  20,900,000.00
Required Spread Account Amount                                                                    20,900,000.00
Required Spread Account Draw                                                                               0.00
Required Spread Account Deposit                                                                            0.00
Spread Account Surplus                                                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                         0
Controlled Accumulation Amount                                                                    59,533,333.33
Required PFA Balance                                                                                       0.00
Beginning PFA Balance                                                                                      0.00
Controlled Deposit Amount                                                                                  0.00
Available Investor Principal Collections                                                          48,205,514.19
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                  48,205,514.19
Shared Principal from Other Series                                                                         0.00
Class A Monthly Principal                                                                                  0.00
Class B Monthly Principal                                                                                  0.00
Monthly Principal                                                                                          0.00
PFA Deposit                                                                                                0.00
PFA Withdrawal                                                                                             0.00
Ending PFA Balance                                                                                         0.00
Principal to Investors                                                                                     0.00
Ending Class A Invested Amount                                                                   357,200,000.00
Ending Class B Invested Amount                                                                    22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                      9.93%
Revolving Investor Interest                                                                      630,000,000.00
Class A Invested Amount                                                                          357,200,000.00
Available Principal                                                                               62,586,924.38
Class A Accumulation Period Length                                                                            6

Reserve Account
----------------
Available Reserve Account Amount                                                                           0.00
Covered Amount                                                                                             0.00
Reserve Draw Amount                                                                                        0.00
Portfolio Yield                                                                                           13.56%
Reserve Account Factor                                                                                    50.00%
Portfolio Adjusted Yield                                                                                   4.25%
Reserve Account Funding Period Length                                                                         3
Reserve Account Funding Date                                                                        15-Jan-2000
Weighted Average Coupon                                                                                    6.31%
Required Reserve Account Amount                                                                            0.00
Reserve Account Surplus                                                                                    0.00
Required Reserve Account Deposit                                                                           0.00
Portfolio Yield - 3 month average                                                                         12.65%
Base Rate - 3 month average                                                                                8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          4.35%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                  15-Jun-98
Determined as of:                                                      09-Jun-98
For the Monthly Period Ending:                                         31-May-98
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          31

                                                                          Beginning                Ending              Change
                                                                          ---------                ------              ------
Pool Balance (Principal)                                              4,519,379,223.15      4,445,944,697.20      (73,434,525.95)
Excess Funding Account                                                            0.00                  0.00                0.00

Invested Amount                                                         500,000,000.00        500,000,000.00                0.00
Class A Invested Amount                                                 465,000,000.00        465,000,000.00                0.00
Class B Invested Amount                                                  35,000,000.00         35,000,000.00                0.00

Principal Funding Account                                                         0.00                  0.00                0.00

Adjusted Invested Amount                                                500,000,000.00        500,000,000.00                0.00
Class A Adjusted Invested Amount                                        465,000,000.00        465,000,000.00                0.00
Class B Adjusted Invested Amount                                         35,000,000.00         35,000,000.00                0.00
Enhancement Invested Amount                                                       0.00                  0.00                0.00

Reserve Account                                                                   0.00                  0.00                0.00

Available Cash Collateral Amount                                         50,000,000.00         50,000,000.00                0.00
Available Shared Collateral Amount                                       50,000,000.00         50,000,000.00                0.00
Spread Account                                                           22,500,000.00         22,500,000.00                0.00

Servicing Base Amount                                                   500,000,000.00        500,000,000.00                0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                          11.06%
Principal Allocation Pct                                                         11.06%
Class A Floating Pct                                                             93.00%
Class B Floating Pct                                                              7.00%
Class A Principal Pct                                                            93.00%
Class B Principal Pct                                                             7.00%


                                                                          Series
Allocations                                           Trust               1996-A                Class A              Class B
-----------                                           -----               ------                -------              -------
Principal Collections                           544,006,841.03           60,186,013.85       55,972,992.88         4,213,020.97

Finance Charge Collections                       70,003,944.30            7,744,862.83        7,202,722.43           542,140.40
PFA Investment Proceeds                                     NA                    0.00                0.00                 0.00
Reserve Account Draw                                        NA                    0.00                0.00                 0.00
                                                                          ------------        ------------           ----------
Available Funds                                                           7,744,862.83        7,202,722.43           542,140.40

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        520,833.33          484,375.00            36,458.33
Monthly Interest                                                          2,533,819.44        2,352,948.44           180,871.01
Monthly Servicing Fee                                                       312,500.00          290,625.00            21,875.00
Defaulted Amounts                                29,306,314.89            3,242,294.29        3,015,333.69           226,960.60
                                                                          ------------        ------------           ----------
                                                                          6,609,447.07        6,143,282.13           466,164.94

Excess Spread                                                             1,362,376.36        1,059,440.30           302,936.06
Required Amount                                                                   0.00                0.00                 0.00

1 Month Libor Rate                                    5.656250%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                              26,909.72
Interest on CCA Draw                                                                                  0.00
Total                                                                                            26,909.72

------------------------------------
Quarterly Excess Spread Percentage                                       3.16%
Principal Payment Rate Calculation                                      12.08%
Calculated Current Month's Spread Account Cap                            4.50%
Spread Account Cap Adjustment                                            0.00%
Applicable Spread Account Cap Percentage                                 4.50%
Beginning Cash Collateral Amount                                50,000,000.00
Required Cash Collateral Amount                                 50,000,000.00
Cash Collateral Account Draw                                             0.00
Cash Collateral Account Surplus                                          0.00
Beginning Spread Account Balance                                22,500,000.00
Required Spread Account Amount                                  22,500,000.00
Required Spread Account Draw                                             0.00
Required Spread Account Deposit                                          0.00
Spread Account Surplus                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                       0
Controlled Accumulation Amount                                  46,500,000.00
Required PFA Balance                                                     0.00
Beginning PFA Balance                                                    0.00
Controlled Deposit Amount                                                0.00
Available Investor Principal Collections                        63,428,308.14
Principal Shortfall                                                      0.00
Shared Principal to Other Series                                63,428,308.14
Shared Principal from Other Series                                       0.00
Class A Monthly Principal                                                0.00
Class B Monthly Principal                                                0.00
Monthly Principal                                                        0.00
PFA Deposit                                                              0.00
PFA Withdrawal                                                           0.00
Ending PFA Balance                                                       0.00
Principal to Investors                                                   0.00
Ending Class A Invested Amount                                 465,000,000.00
Ending Class B Invested Amount                                  35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                    9.93%
Revolving Investor Interest                                    500,000,000.00
Class A Invested Amount                                        465,000,000.00
Available Principal                                             49,672,162.21
Class A Accumulation Period Length                                         10

Reserve Account
---------------
Available Reserve Account Amount                                         0.00
Covered Amount                                                           0.00
Reserve Draw Amount                                                      0.00
Portfolio Yield                                                         13.56%
Reserve Account Factor                                                  83.33%
Portfolio Adjusted Yield                                                 4.59%
Reserve Account Funding Period Length                                       3
Reserve Account Funding Date                                      15-Apr-2002
Weighted Average Coupon                                                  6.08%
Required Reserve Account Amount                                          0.00
Reserve Account Surplus                                                  0.00
Required Reserve Account Deposit                                         0.00
Portfolio Yield - 3 month average                                       12.65%
Base Rate - 3 month average                                              7.96%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                        4.69%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1997-1

Distribution Date of:                                               15-Jun-98
Determined as of:                                                   09-Jun-98
For the Monthly Period Ending:                                      31-May-98
Days in Interest Period (30/360)                                           30
Days in Interest Period (Actual/360)                                       31

                                                                 Beginning                Ending                    Change
                                                                 ---------                ------                    ------
Pool Balance (Principal)                                     4,519,379,223.15        4,445,944,697.20           (73,434,525.95)
Excess Funding Account                                                   0.00                    0.00                     0.00
Maximum Certificate Invested Amount                          1,700,000,000.00        1,700,000,000.00                     0.00
Invested Amount                                              1,300,000,000.00        1,300,000,000.00                     0.00

Partial Amortization Amount                                              0.00                    0.00                     0.00
Specified Payment Date                          n/a
Partial Amortization Amount Principal                                    0.00                    0.00                     0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                      0.00                    0.00                     0.00

Commitment                                                     107,250,000.00          107,250,000.00                     0.00
Available Cash Collateral Amount                               165,750,000.00          165,750,000.00                     0.00
Seller Reserve Portion                                          58,500,000.00           58,500,000.00                    (0.00)
Unused Commitment                                               58,500,000.00           58,500,000.00                    (0.00)

Servicing Base Amount                                        1,700,000,000.00        1,700,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 28.77%
Principal Allocation Pct                                                28.77%


Allocations                                                     Master Trust           Series 1997-1
-----------                                                     ------------           -------------
Principal Collections                                          544,006,841.03          156,483,636.01

Finance Charge Collections                                      70,003,944.30           20,136,643.35
Interest Earned on CCA - Seller Account                                    NA              269,357.92
blank                                                                                            0.00
                                                                                        -------------
Total Available Fund                                                                    20,406,001.27

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                     1,354,166.67
Monthly Interest                                                                         6,522,211.98
Monthly Servicing Fee                                                                      812,500.00
Defaulted Receivables                                           29,306,314.89            8,429,965.15
                                                                                        -------------
                                                                                        17,118,843.80

Excess Spread                                                                            3,287,157.47
Required Amount                                                                                  0.00

Prepayable Increase Amount Interest - Total                                                      0.00
Prepayable Increase Amount Interest - Paid                                                       0.00
Prepayable Increase Amount Interest - Unpaid                                                     0.00

Eurodollar  Rate                                                                             0.000000%

CP  Rate                                                                                     5.776970%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                        46,177.08
Risk Rate Base Portion Fee                                                                              0.00
Commitment Fee                                                                                     12,593.75
                                                                                                   ---------
TOTAL FEES                                                                                         58,770.83

Risk Rate Base Portion                                                                                  0.00
Risk Rate                                                                                               0.00%
Quarterly Excess Spread Percentage                                                                      2.43%
Applicable Excess Spread Percentage                                                                     0.42%
Lender Percentage                                                                                       8.25%
Beginning Cash Collateral Amount                                                              165,750,000.00
Required Cash Collateral Amount                                                               165,750,000.00
Draw Amount                                                                                             0.00
Cash Collateral Account Surplus                                                                         0.00
Beginning Seller Reserve Portion - Balance                                                     58,500,000.00
Required Seller Reserve Portion                                                                58,500,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                 0.00
Ending Cash Collateral Amount - Lender Sub-Account                                            107,250,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                             58,500,000.00
Available Cash Collateral Amount - Ending Balance                                             165,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                    n/a
Controlled Distribution Amount                                                                          0.00
Available Investor Principal Collections                                                      164,913,601.16
Principal Shortfall                                                                                     0.00
Shared Principal to Other Series                                                              164,913,601.16
Shared Principal from Other Series                                                                      0.00
Monthly Principal                                                                                       0.00
Ending Invested Amount                                                                      1,300,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                   9.93%
Revolving Investor Interest                                                                 1,300,000,000.00
Invested Amount                                                                             1,300,000,000.00
Available Principal                                                                           129,147,621.74
Class A Accumulation Period Length                                                                        11

Payout Events
-------------
Portfolio Yield - for the month                                                                        13.81%
Portfolio Yield - 3 month average                                                                      12.91%
Base Rate - 3 month average                                                                             7.90%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                       5.01%
Required CCA - Available Cash Collateral Amount                                                         0.00%
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                               0.00%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1997-2

Distribution Date of:                                                  15-Jun-98
Determined as of:                                                      09-Jun-98
For the Monthly Period Ending:                                         31-May-98
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          31

                                                                        Beginning                 Ending               Change
                                                                        ---------                 ------               ------
Pool Balance (Principal)                                            4,519,379,223.15        4,445,944,697.20       (73,434,525.95)
Excess Funding Account                                                          0.00                    0.00                 0.00
Maximum Certificate Invested Amount                                   900,000,000.00          900,000,000.00                 0.00
Invested Amount                                                       900,000,000.00          900,000,000.00                 0.00

Partial Amortization Amount                                                     0.00                    0.00                 0.00
Specified Payment Date                n/a
Partial Amortization Amount Principal                                           0.00                    0.00                 0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                             0.00                    0.00                 0.00

Commitment                                                             76,500,000.00           76,500,000.00                 0.00
Available Cash Collateral Amount                                      114,750,000.00          114,750,000.00                 0.00
Seller Reserve Portion                                                 38,250,000.00           38,250,000.00                 0.00
Unused Commitment                                                      11,250,000.00           11,250,000.00                 0.00

Servicing Base Amount                                                 900,000,000.00          900,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                        19.91%
Principal Allocation Pct                                                       19.91%

Allocations                                                            Master Trust            Series 1997-2
-----------                                                            -------------           -------------
Principal Collections                                                 544,006,841.03          108,334,824.93

Finance Charge Collections                                             70,003,944.30           13,940,753.09
Interest Earned on CCA - Seller Account                                           NA              176,119.17
blank                                                                                                   0.00
                                                                                               -------------
Total Available Fund                                                                           14,116,872.26

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                              937,500.00
Monthly Interest                                                                                4,507,385.00
Monthly Servicing Fee                                                                             562,500.00
Defaulted Receivables                                                  29,306,314.89            5,836,129.72
                                                                                                ------------
                                                                                               11,843,514.72

Excess Spread                                                                                   2,273,357.54
Required Amount                                                                                         0.00

Prepayable Increase Amount Interest - Total                                                             0.00
Prepayable Increase Amount Interest - Paid                                                              0.00
Prepayable Increase Amount Interest - Unpaid                                                            0.00

Eurodollar  Rate                                                                                    0.000000%

CP  Rate                                                                                            5.816000%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                        32,937.50
Risk Rate Base Portion Fee                                                                              0.00
Commitment Fee                                                                                      2,421.88
                                                                                                   ---------
TOTAL FEES                                                                                         35,359.38

Risk Rate Base Portion                                                                                  0.00
Risk Rate                                                                                               0.00%
Quarterly Excess Spread Percentage                                                                      2.80%
Applicable Excess Spread Percentage                                                                     1.56%
Lender Percentage                                                                                       8.50%
Beginning Cash Collateral Amount                                                              114,750,000.00
Required Cash Collateral Amount                                                               114,750,000.00
Draw Amount                                                                                             0.00
Cash Collateral Account Surplus                                                                         0.00
Beginning Seller Reserve Portion - Balance                                                     38,250.000.00
Required Seller Reserve Portion                                                                38,250,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                 0.00
Ending Cash Collateral Amount - Lender Sub-Account                                             76,500,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                             38,250,000.00
Available Cash Collateral Amount - Ending Balance                                             114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                    n/a
Controlled Distribution Amount                                                                          0.00
Available Investor Principal Collections                                                      114,170,954.65
Principal Shortfall                                                                                     0.00
Shared Principal to Other Series                                                              114,170,954.65
Shared Principal from Other Series                                                                      0.00
Monthly Principal                                                                                       0.00
Ending Invested Amount                                                                        900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                   9.93%
Revolving Investor Interest                                                                   900,000,000.00
Invested Amount                                                                               900,000,000.00
Available Principal                                                                            89,409,891.98
Class A Accumulation Period Length                                                                        11

Payout Events
--------------
Portfolio Yield - for the month                                                                        13.79%
Portfolio Yield - 3 month average                                                                      12.88%
Base Rate - 3 month average                                                                             7.89%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                       5.00%
Required CCA - Available Cash Collateral Amount                                                         0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                               0.00%